UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2022

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts
(Address of Principal Executive Offices)
2110
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated (the “Company”), held on May 10, 2022 (the “Annual Meeting”), the Company’s stockholders elected eleven directors, each for a one-year term of office to serve until the Company’s 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	194,723,154	784,728	1,335,492	45,695,915
Pamela M. Arway	184,439,699	11,058,174	1,345,501	45,695,915
Clarke H. Bailey	187,594,622	7,856,991	1,391,761	45,695,915
Kent P. Dauten	187,686,407	7,753,521	1,403,446	45,695,915
Monte Ford	194,191,184	1,254,693	1,397,497	45,695,915
Robin L. Matlock	194,215,558	1,258,030	1,369,786	45,695,915
William L. Meaney	193,903,159	1,565,157	1,375,058	45,695,915
Wendy J. Murdock	194,676,529	792,359	1,374,486	45,695,915
Walter C. Rakowich	192,687,817	2,753,379	1,402,178	45,695,915
Doyle R. Simons	194,147,787	1,281,808	1,413,779	45,695,915
Alfred J. Verrecchia	188,909,051	6,542,923	1,391,400	45,695,915

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the Annual Meeting dated March 31, 2022. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
185,348,376	9,548,084	1,946,914	45,695,915

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal received the following votes:

For	Against	Abstain
235,747,079	5,309,992	1,482,218

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 10, 2022, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 10, 2022:

Audit Committee
Walter Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten
Compensation Committee
Wendy J. Murdock, Chair Pamela M. Arway
Monte Ford
Robin L. Matlock
Doyle R. Simons
Nominating and Governance Committee
Alfred J. Verrecchia, Chair
Pamela M. Arway
Clarke H. Bailey
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which are required by the rules of the New York Stock Exchange. On May 10, 2022, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 10, 2022:

Finance Committee
Doyle R. Simons, Chair Kent P. Dauten
Wendy J. Murdock Walter C. Rakowich

Risk and Safety Committee
Monte Ford, Chair Jennifer Allerton Clarke H. Bailey
Robin L. Matlock

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President and Chief Financial Officer

Date: May 11, 2022